As filed with the Securities and Exchange Commission on March 8, 2013

 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21890

Keystone Mutual Funds
(Exact name of registrant as specified in charter)

3600 Minnesota Drive, Suite 70, Edina, MN 55435
(Address of principal executive offices) (Zip code)

Andrew Wyatt

Cornerstone Capital Management, LLC

3600 Minnesota Drive, Suite 70

Edina, MN 55435

(Name and address of agent for service)

(952) 229-8100

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

Keystone Mutual Funds Semi-Annual Report

December 31, 2012

KLGAX
KLGIX

www.keystonefunds.com

Keystone Mutual Funds Semi-Annual Report

Message to Shareholders

Keystone Large Cap Growth Fund

Investment Objective: long-term growth of capital

How did the fund perform for the six months ended December 31, 2012?

The Keystone Large Cap Growth Fund (the “fund”), Class A shares, returned 4.29% for the six months ended December 31, 2012. By comparison, the fund’s primary benchmark, the Russell 1000 Growth Index*, returned 4.71% for the same period. By comparison, the S&P 500 Index*, returned 5.95% for the same period

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

How did market conditions affect stock market performance during this six month period?

We began to see the limits of exponential growth in government spending which will have an increasingly negative effect on the financial markets. Government activity crowds out private economic activity. As Milton Friedman showed many years ago, the Keynesian multiplier was both incorrectly designed and fundamentally flawed. The debt load brought on by years of deficit spending and unsustainable entitlement promises becomes crushing to economic growth.

Consequently, the recent 2012 US election had taken on great significance. The major political parties had reached loggerheads over the proper size and role of government. We need courage from our leaders to tell the truth and champion a path forward. More vital, however, we as voters need to act and vote responsibly now, showing a willingness to take our medicine now in order to prevent a disaster for our children and future generations.

To remain on our current path, the US Federal Reserve will soon be unable to provide another “sugar high” through quantitative easing that is big enough to have much effect. We have already tried fiscal stimulus through deficit spending of over $1 trillion per year and experienced a subpar economic recovery. Because the US dollar is the reserve currency of choice, the problems associated with high debt levels are delayed, but are already beginning to become apparent as the purchasing power of the US dollar falls. Ultimately, the entitlement promises made to our senior citizens and most vulnerable members of society may be abrogated as the standard of living falls for everyone. In this scenario, the US equity market may experience a “sugar high” in nominal terms only driven by excess liquidity and a falling dollar. Long-term real returns are likely to be very unattractive.

On the other hand, if our leaders put federal spending on a more fiscally conservative sustainable path, I believe that the US dollar and the US equity market may rally significantly. Fund managers could increase their allocations to US equities due to increased confidence in the sustainability of US economic growth. Sovereign wealth funds could follow in recognition that the US dollar will regain strength. Hedge funds could take leverage ratios up in recognition of US economic strength and recognition that equities provide the best opportunity to enhance one’s purchasing power. The wealth creation from a rising market could increase economic activity providing a positive feedback loop.

In the absence of these political forces, we maintain a constructive attitude towards economic growth driven by cyclical forces in the housing, auto, and aerospace industries, historically low interest rates, and expansive monetary policy around the world. We are mindful of the economic conditions in Europe and China and the fiscal cliff here in the US. Due to the positive economic forces described above, record levels of cash (which is losing purchasing power with each passing day), and attractive valuation levels, we have a constructive bias on equities.

Keystone Mutual Funds Semi-Annual Report

What worked for the fund?

The three top performing sectors within the fund over the past six months were: Consumer Staples, Healthcare and Technology.

What did not work for the fund ?

The three sectors that detracted from performance were: Consumer Discretionary, Energy and Materials

What strategic moves were made by the fund and why?

The main strategies benefiting the fund during the last six months were our fundamental research and our active trading strategy. We are short-term contrarians within the context of being long-term fundamental investors. As a result we use our proprietary research to drive our active trading. This allows us to concentrate the number of names in the portfolio during times of market stress, while expanding the number of names in times of optimism. This provides an opportunity for us to benefit during times of market volatility. This was the case in the second half of 2012.

What is our outlook?

We approach 2013 with some caution driven by our government’s inability to date to put itself on a sustainable path of spending and promises. We are not optimistic that our leaders will be successful in cutting spending. The most likely outcome seems to be a series of cliffs, deadlines, and band-aid solutions that do little to solve our unsustainable structural problems. Meanwhile, our debt to GDP will continue to climb making our financial markets, indeed our country’s economic and national security, more precarious. Monetary policy, which has been extremely accommodative, should begin to tighten toward a more neutral position. In this environment, volatility will probably expand as sentiment shifts wildly making stock picking even more difficult in the months ahead.

However, the diversity of the US economy and the pent up demand from the last four years, may drive a cyclical recovery. We are seeing a cyclical recovery in autos, housing, and aerospace. Job growth is slow, but firming. In addition, don’t forget that the credit scores of the bolus of people that declared bankruptcy in 2005 has now been cleared due to the 7-year limit on credit histories. Banks, credit card companies, and mortgage companies are eager to lend. Finally, the underlying economic strength of a diverse global economy, awash in liquidity and eager for western goods and services provides additional support.

In this environment, we will attempt to focus on those names that can grow despite the macro uncertainty. We will add aggressively when we think a valuation is compelling and will trim those positions that appear overvalued. We will be watchful for signs of a longer-term change that could signal an extended rally or pullback.

If we could just get our government to become more fiscally conservative, this market may really soar... That possibility, even though it may be remote, must be considered. It certainly helps our morale!

Keystone Mutual Funds Semi-Annual Report

Past performance does not guarantee future results

Mutual fund investing involves risk. Principal loss is possible. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer. Because the Fund invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory, or market developments affecting a single issuer.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the schedule of investments for further details.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

The Keystone Large Cap Growth Fund was distributed by Quasar Distributors, LLC through the period ended 01/11/2013.

Keystone Mutual Funds Semi-Annual Report

Keystone Large Cap Growth Fund — Class A

Growth of a $10,000 Investment

Average Annual Returns December 31, 2012 (Unaudited)

	1 Year	5 Year	Since Inception	Inception Date
Class A	14.35%	1.50%	5.55%	8/7/06
Russell 1000 Growth Index*	15.26%	3.12%	6.17%	8/7/06
S&P 500 Index*	16.00%	1.66%	3.98%	8/7/06

Class I	14.71%	n/a	12.16%	11/2/09
Russell 1000 Growth Index*	15.26%	n/a	13.68%	11/2/09
S&P 500 Index*	16.00%	n/a	12.79%	11/2/09
*	Index returns do not reflect deductions for fees, expenses, or taxes.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent quarter end may be obtained by calling (866) 596-3863 or visiting www.keystonefunds.com.

At various times, the Fund's Adviser waived its management fees and/or reimbursed Fund expenses. Had the Adviser not done so, the Fund's total return would have been lower. At various times, the Fund's Adviser recouped previous waived management fees. Had the Adviser not done so, the Fund's total return would have been higher.

Keystone Mutual Funds Semi-Annual Report

	Ticker Symbols	December 31, 2012 (Unaudited) Net Asset Values
Class A	KLGAX	$28.27
Class I	KLGIX	$28.50

Top 10 Holdings December 31, 2012 (Unaudited)
Rank	Ticker	Security Name	Percentage of Net Assets
1	AAPL	Apple Computer, Inc.	9.39%
2	QCOM	Qualcomm, Inc.	4.98%
3	WLP	WellPoint, Inc.	3.98%
4	JCI	Johnson Controls, Inc.	3.42%
5	WU	The Western Union Company	3.24%
6	BIDU	Baidu, Inc. ADR	3.18%
7	CIE	Cobalt International Energy, Inc.	3.05%
8	FLR	Fluor Corp.	2.96%
9	V	Visa, Inc.	2.84%
10	APOL	Apollo Group, Inc.	2.80%

Keystone Mutual Funds Semi-Annual Report

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (7/1/2012)	Ending Account Value (12/31/2012)	Expenses Paid During Period[1] (7/1/2012 to 12/31/2012)	Annualized Expense Ratio
Class A Actual	$1,000.00	$1,042.90	$6.64	1.29%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.56	1.29%
Class I Actual	$1,000.00	$1,044.20	$5.36	1.04%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.30	1.04%
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days (the number of days in the most recent half-year)/365 days (to reflect the one-half year period).

Keystone Mutual Funds Semi-Annual Report

Allocation of Portfolio Assets

(Calculated as a Percentage of Net Assets1)

[1]	Total Net Assets on December 31, 2012 were $352,051,796.

Keystone Mutual Funds Semi-Annual Report

Keystone Mutual Funds

Schedule of Investments (unaudited)

Keystone Large Cap Growth Fund

As of December 31, 2012

	Shares/ Principal	Market Value	% Net Assets
Common Stocks
Consumer Merchandising
Amazon.com, Inc. *	18,656	$4,685,268	1.33%
Apollo Group, Inc. *	464,267	9,712,466	2.76%
Burberry Group PLC ADR	142,371	5,805,889	1.65%
CBS Corporation	50,084	1,905,696	0.54%
Dicks Sporting Goods	108,116	4,918,197	1.40%
Dollar General Corporation *	215,401	9,497,030	2.70%
Nike	145,880	7,527,408	2.14%
VF Corporation	26,511	4,002,366	1.13%
Walt Disney Co.	107,496	5,352,226	1.52%
Total Consumer Merchandising		53,406,546	15.17%
Consumer Staples
Coca Cola Co.	216,333	7,842,071	2.23%
Costco Wholesale Corp	44,630	4,408,105	1.25%
Diageo PLC ADR	82,129	9,574,599	2.72%
Philip Morris International	107,009	8,950,233	2.54%
Total Consumer Staples		30,775,008	8.74%
Energy
Anadarko Petroleum Corporation	78,452	5,829,768	1.66%
Cobalt International Energy, Inc. *	429,441	10,547,071	2.99%
Schlumberger Ltd. ^	117,360	8,131,874	2.31%
Weatherford International, Ltd. * ^	427,111	4,779,372	1.36%
Total Energy		29,288,085	8.32%
Financial Institutions
Capital One Financial Corp.	157,719	9,136,662	2.59%
Total Financial Institutions		9,136,662	2.59%
Health Care Products
Celgene Corp. *	58,013	4,566,783	1.30%
Express Scripts Holding Company	135,097	7,295,238	2.07%
Hologic, Inc. *	374,614	7,503,518	2.13%
Teva Pharmaceutical LTD ADR	215,027	8,029,108	2.28%
WellPoint, Inc.	226,363	13,790,034	3.92%
Total Health Care Products		41,184,681	11.70%

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

	Shares/ Principal	Market Value	% Net Assets
Industrials
CSX Corporation	422,527	$8,336,458	2.37%
Fluor Corp.	174,613	10,256,768	2.91%
Johnson Controls, Inc.	386,096	11,853,147	3.37%
Joy Global, Inc.	127,045	8,102,930	2.30%
Rockwell Automation, Inc.	63,513	5,334,457	1.52%
Textron Inc.	121,250	3,005,788	0.85%
Total Industrials		46,889,548	13.32%
Materials
Freeport-McMoRan Copper & Gold, Inc.	174,011	5,951,176	1.69%
Mosaic Company	167,232	9,470,348	2.69%
Sherwin Williams Co.	35,403	5,445,689	1.55%
Total Materials		20,867,213	5.93%
Technology Services
Acme Packet, Inc. *	279,422	6,180,815	1.76%
Baidu, Inc. ADR *	109,862	11,018,060	3.13%
eBay Inc. *	83,669	4,268,792	1.21%
Google, Inc. *	7,593	5,386,246	1.53%
NetApp, Inc. *	114,401	3,838,154	1.09%
Qualcomm, Inc.	278,183	17,252,910	4.90%
The Western Union Company	823,131	11,202,813	3.18%
Visa, Inc.	64,978	9,849,365	2.80%
Total Technology Services		68,997,155	19.60%
Technology Software
Apple Computer, Inc.	60,987	32,507,901	9.23%
Citrix Systems, Inc. *	91,511	6,016,848	1.71%
Total Technology Software		38,524,749	10.94%
Real Estate Investment Trusts
Camden Property Trust	105,201	7,175,760	2.04%
Total Real Estate Investment Trusts		7,175,760	2.04%
TOTAL COMMON STOCKS (Cost $323,247,780)		346,245,407	98.35%
MUTUAL FUND INVESTMENTS
Mutual Fund Investments
Invesco Prime Port	5,964,305	5,964,305	1.69%
TOTAL MUTUAL FUND INVESTMENTS (Cost $5,964,305)		5,964,305	1.69%
Total Investments (Cost $329,212,085)		352,209,712	100.04%
Liabilities in Excess of Other Assets		(157,916)	(0.04)%
Net Assests		$352,051,796	100.00%

ADR American Depository Receipt

*	Non Income Producing Security
^	Foreign Issued Security (traded on U.S. Exchange)

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Keystone Mutual Funds

Statement of Assets & Liabilities (Unaudited)

Keystone Large Cap Growth Fund

December 31, 2012
ASSETS
Investments, at cost	$329,212,085
Investments, at fair value	$352,209,712
Receivable for Fund shares sold	2,037,936
Receivable from investments sold	945,551
Dividends and interest receivable	224,623
Prepaid expenses	93,218
Total Assets	355,511,040
LIABILITIES
Payable for investments purchased	2,590,723
Payable for Fund shares redeemed	422,170
Investment advisory fees payable	207,071
Administration fee payable	35,225
Rule 12b-1 fees payable	32,372
Distributions payable	16,305
Accrued expenses and other liabilities	155,378
Total Liabilities	3,459,244
Net Assets	$352,051,796
NET ASSETS CONSIST OF:
Paid in capital	$329,196,472
Accumulated net investment income	19,051
Accumulated net realized loss	(161,354)
Net unrealized appreciation on investments	22,997,627
Net Assets	$352,051,796
CLASS A SHARES (unlimited shares authorized, no par value)
Net assets	$37,530,540
Shares issued and outstanding	1,327,702
Net asset value, redemption price and minimum offering price per share	$28.27
CLASS I SHARES (unlimited shares authorized, no par value)
Net assets	$314,521,256
Shares issued and outstanding	11,035,016
Net asset value, redemption price and offering price per share	$28.50

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Keystone Mutual Funds

Statement of Operations (Unaudited)

Keystone Large Cap Growth Fund

For the Six Months Ended December 31, 2012
INVESTMENT INCOME
Dividend income, net of foreign withholding tax of $17,490	$2,890,767
Interest income	3,912
Total Investment Income	2,894,679
EXPENSES
Investment advisory fees (Note 3)	1,204,062
Transfer agent fees and expenses	199,455
Administration fees	131,259
Registration fees	45,496
Printing and postage expenses	39,708
Trustees' fees and expenses	37,828
Legal fees	37,069
Portfolio accounting fees	34,256
Custody fees	17,664
Insurance fees	16,393
Audit and tax fees	16,120
Compliance fees	12,897
12b-1 shareholder servicing fees - Class A	47,855
Other	6,981
Total Expenses	1,847,043
Less waivers and reimbursements by advisor	(22,500)
Net Expenses	1,824,543
Net Investment Income	1,070,136
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	11,335,320
Net change in unrealized appreciation on investments	2,707,250
Net Realized and Unrealized Gain on Investments	14,042,570
Change in Net Assets Resulting from Operations	$15,112,706

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Keystone Mutual Funds

Statements of Changes in Net Assets

Keystone Large Cap Growth Fund

	For the Six Months Ended December 31, 2012 (Unaudited)	For the Year Ended June 30, 2012
OPERATIONS
Net investment income (loss)	$1,070,136	$(225,794)
Net realized gain on investments	11,335,320	21,596,363
Net change in unrealized appreciation (depreciation) on investments	2,707,250	(19,331,846)
Change in Net Assets Resulting from Operations	15,112,706	2,038,723
DISTRIBUTIONS TO CLASS A SHAREHOLDERS
Distributions from net investment income	(74,369)	—
Distributions from net realized gain on investments	(2,913,456)	(7,283,246)
DISTRIBUTIONS TO CLASS I SHAREHOLDERS
Distributions from net investment income	(976,716)	—
Distributions from net realized gain on investments	(23,470,801)	(6,166,482)
Change in Net Assets from Distributions to Shareholders	(27,435,342)	(13,449,728)
CAPITAL SHARE TRANSACTIONS (Note 4)
Proceeds from shareholder subscriptions	54,987,104	236,561,174
Dividend reinvestments	25,434,466	12,537,211
Payments for redemptions	(40,862,807)	(211,414,962)
Change in Net Assets from Capital Share Transactions	39,558,763	37,683,423
Change in Net Assets	27,236,127	26,272,418
Net Assets, Beginning of Period	324,815,669	298,543,251
Net Assets, End of Period	$352,051,796	$324,815,669
Accumulated Net Investment Income	$19,051	$—

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Keystone Mutual Funds

Financial Highlights

Keystone Large Cap Growth Fund – Class A

	For the Six Months Ended December 31, 2012 (1)		For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010	For the Year Ended June 30, 2009	For the Year Ended June 30, 2008
Net Asset Value, Beginning of Period	$29.41		$30.71	$21.10	$20.24	$26.43	$30.30
Net investment gain (loss) (2)	0.06		(0.07)	(0.18)	(0.12)	(0.06)	(0.16)
Net realized and unrealized gain (loss) on investments	1.16		0.16	9.79	0.98	(6.13)	(1.12)
Total from Investment Operations	1.22		0.09	9.61	0.86	(6.19)	(1.28)
Distributions from net investment income	(0.06)		—	—	—	—	—
Distributions from net realized gain	(2.30)		(1.39)	—	—	—	(2.53)
Distributions from return of capital	—		—	—	—	—	(0.06)
Total Distributions	(2.36)		(1.39)	—	—	—	(2.59)
Net Asset Value, End of Period	$28.27		$29.41	$30.71	$21.10	$20.24	$26.43
Total return	4.29	%(3)	0.72%	45.55%	4.25%	(23.42)%	(5.29)%
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$37,530,540		$35,679,649	$155,583,247	$171,329,686	$106,119,082	$120,413,870
Ratio of expenses to average net assets:
Before expense waivers and reimbursements	1.31	% (4)	1.34%	1.33%	1.39%	1.54%	1.64%
After expense waivers and reimbursements	1.30	%(4)	1.34%	1.40%	1.48%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	0.39	% (4)	(0.24)%	(0.58)%	(0.42)%	(0.37)%	(0.68)%
After expense waivers and reimbursements	0.40	% (4)	(0.24)%	(0.65)%	(0.51)%	(0.33)%	(0.54)%
Portfolio turnover rate (5)	43	%(3)	114%	120%	132%	192%	142%
(1)	Sixth month period is unaudited.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Keystone Mutual Funds

Financial Highlights

Keystone Large Cap Growth Fund – Class I

	For the Six Months Ended December 31, 2012 (6)		For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010 (1)
Net Asset Value, Beginning of Period	$29.63		$30.84	$21.14	$22.64
Net investment gain (loss) (2)	0.10		0.00 (7)	(0.11)	(0.04)
Net realized and unrealized gain (loss) on investments	1.17		0.18	9.81	(1.46)
Total from Investment Operations	1.27		0.18	9.70	(1.50)
Distributions from net investment income	(0.10)		—	—	—
Distributions from net realized gain	(2.30)		(1.39)	—	—
Total Distributions	(2.40)		(1.39)	—	—
Net Asset Value, End of Period	$28.50		$29.63	$30.84	$21.14
Total return	4.42	%(3)	1.02%	45.88%	(6.63	)%(3)
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period	$314,521,256		$289,136,020	$142,960,004	$7,518,399
Ratio of expenses to average net assets:
Before expense waivers and reimbursements	1.06	%(4)	1.10%	1.10%	1.12	% (4)
After expense waivers and reimbursements	1.05	%(4)	1.10%	1.14%	1.20	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	0.64	%(4)	0.01%	(0.34)%	(0.18	)%(4)
After expense waivers and reimbursements	0.65	%(4)	0.01%	(0.38)%	(0.26	)%(4)
Portfolio turnover rate (5)	43	%(3)	114%	120%	132	%(4)
(1)	Reflects operations for the period from November 2, 2009 (commencement of operations) to June 30, 2010.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)	Sixth month period is unaudited.
(7)	Less than $0.01.

The accompanying Notes to Financial Statements are an integral part of these statements.

Keystone Mutual Funds Semi-Annual Report

Notes to Financial Statements

December 31, 2012 (Unaudited)

1. ORGANIZATION

The Keystone Large Cap Growth Fund (the “Fund”) is a Delaware trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Fund is a series of Keystone Mutual Funds and has unlimited authorized shares of beneficial interest. The investment objective for the Fund is long-term growth of capital.

The Fund offers two classes of shares, Class A and Class I. Class A and Class I shares have no sales charge.

At its quarterly board meeting held on August 19, 2010, the Board of Trustees approved the suspension of sales of Class C shares of the Fund effective September 10, 2010 and the subsequent redesignation of the Class C shares of the Fund to Class A shares of the Fund effective on or about October 30, 2010. The transfer of Class C shares into Class A shares was effective as of the close of business on October 29, 2010.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

a) Investment Valuation

Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange are valued at the last sales price on the exchange where primarily traded or at last sales price on the national securities market. Exchange traded securities for which there were no transactions that day are valued at the latest bid prices. Securities traded on only over-the-counter markets other than NASDAQ are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Fund’s advisor, Cornerstone Capital Management LLC (the “Advisor”). Mutual funds are valued at Net Asset Value (NAV) close. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value.

Securities for which quotations are not readily available, not currently traded, or those for which the NOCP, last sales price or bid price, as the case may be, is deemed unreliable, are valued at fair value as determined in good faith under procedures approved by and supervision of the Board of Trustees (the “Board”). If an event occurs that will affect the value of the Fund’s portfolio securities before the NAV has been calculated, the security will generally be priced using a fair value procedure. The Board has adopted

Keystone Mutual Funds Semi-Annual Report

specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to a Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. For the six months ended December 31, 2012, the Fund held no fair valued securities.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The valuation levels are not necessarily an indication of the risk associated with investing in these securities (or other investments). Care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Keystone Mutual Funds Semi-Annual Report

As of December 31, 2012, the Fund’s investments were classified as follows:

	Fair Value Measurements as of December 31, 2012 Using
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)		Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Securities Common Stocks	$346,245,407	(a)	$—	$—	$346,245,407
Total Equity Securities	346,245,407		—	—	346,245,407
Other
Mutual Fund Investments	5,964,305	(b)	—	—	5,964,305
Total Other	5,964,305		—	—	5,964,305
Total	$352,209,712		$—	$—	$352,209,712
(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Mutual fund investments that are sweep investments for cash balances in the Fund at December 31, 2012.

During the six months ended December 31, 2012, there were no transfers between Level 1 and Level 2. There were no Level 3 investments held during the six months ended December 31, 2012.

b) Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to the tax deferral of losses on wash sales.

The following information is provided on a tax basis as of June 30, 2012:

Cost of investments	$306,999,652
Gross unrealized appreciation	$48,284,917
Gross unrealized depreciation	(29,434,936)
Net unrealized appreciation (depreciation)	18,849,981
Undistributed investment income	8,044,735
Undistributed long-term gains	8,283,244
Distributable earnings	16,327,979
Other accumulated gains (losses)	—
Total accumulated earnings (losses)	$35,177,960

Keystone Mutual Funds Semi-Annual Report

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended June 30, 2012, the Fund did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open to examine the Fund's U.S. tax returns filed for the fiscal years from 2009-2012. No examinations are in progress or anticipated at this time.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

c) Distributions to Shareholders

The Fund declares and distributes dividends from its net investment income on a quarterly basis and declares and distributes any net capital gain realized by the Fund at least on an annual basis. Distributions from net realized gains for book purposes may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. These distributions are paid in additional Fund shares unless the shareholder elects in writing to receive distributions in cash.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that income or realized gains (losses) were recorded by the Fund.

Keystone Mutual Funds Semi-Annual Report

The tax character of distributions paid during the year ended June 30, 2012 and the six months ended December 31, 2012, was:

	Ordinary Income*	Return of Capital	Long-Term Capital Gains**
Year ended June 30, 2012	$2,354,099	$—	$11,095,629
Six months ended December 31, 2012	$11,481,566	$—	$15,953,776

*Amount includes net investment income and short-term capital gains.

**The Fund designates these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C).

d) Expenses

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to any class of shares of the Fund are allocated among classes on the basis of each class’ relative net assets. Fees paid under the Fund’s Rule 12b-1 plan (the “Plan”) are borne by the specific class of shares of the Fund to which the Plan applies.

e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates.

f) Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on the total amount of net assets or net asset value per share. The adjustments are due to certain permanent book and tax differences related to net operating loss.

	Paid in Capital	Accumulated Net Realized Gain on Investments	Undistributed Net Investment Income
Year ended June 30, 2012	$—	$(225,794)	$225,794

g) Security Transactions and Investment Income

For financial reporting purposes, investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions using the specific identification method.

Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net

Keystone Mutual Funds Semi-Annual Report

assets. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

h) Derivative Financial Instruments

The Fund may utilize options in an attempt to manage market or business risk or enhance returns. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option. During the six months ended December 31, 2012, the Fund did not write or invest in option contracts.

i) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The amendments were effective for the Fund beginning in the third quarter of fiscal 2012. During the six months ended December 31, 2012, the Fund did not have any transfers between Level 1 and Level 2, and did not hold any Level 3 investments. Therefore, management has concluded that the adoption of the new requirements in ASU 2011-04 did not have a material impact on the Fund’s financial position or results of operations.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH RELATED PARTIES

The Fund has entered into an investment advisory agreement with the Advisor under which the Advisor manages the Fund’s assets and provides research, statistical, and advisory services, and pays related office rental, executive expenses,

Keystone Mutual Funds Semi-Annual Report

and executive salaries. The fee for investment services is based on the average daily net assets of the Fund at the annual rate of 0.70%.

Effective March 1, 2010, the Advisor has contractually limited total expenses to 1.45% of average daily net assets for Class A shareholders and 1.20% of average daily net assets for Class I. Such limitation is in effect through October 31, 2013. The Advisor may extend the limitations at its discretion and may terminate the arrangement at any time after October 31, 2013. Under this arrangement, any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitations of the Fund expenses. The Advisor is permitted to be reimbursed for the fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Board. In addition, any such reimbursement from the Fund to the Advisor will be subject to the applicable limitation on the Fund expenses. Reimbursed expenses, including prior period expenses, are subject to potential recovery by year of expiration, subject to Board approval. For the six months ended December 31, 2012, the Advisor reimbursed the Fund $22,500 for additional Trustee fees and expenses related to Special Board meetings held to evaluate, discuss and ultimately approve an agreement and plan of reorganization relating to the Fund’s merger into another fund, which is discussed further below at Note 7. These reimbursements are not subject to recovery per the agreement and plan of reorganization.

The Fund has entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay Rule 12b-1 fees to Quasar at the annual rate of 0.25% of average daily net assets. For the six months ended December 31, 2012, 12b-1 distribution expenses of $47,855 were accrued by Class A shares. The fees are paid to Quasar for distribution related expenses and activities in connection with the distribution of the Fund’s shares.

The Fund bears certain other operating expenses, including brokerage and commission expenses; fees and expenses of legal counsel and independent registered public accounting firm; compensation of the Fund’s independent trustees; registration fees; printing and shareholder report expenses; custodian fees; transfer agent fees; and other miscellaneous expenses.

There were no sales charges retained from the sale of Class A and Class I shares for the six months ended December 31, 2012. Sales charges are not an expense of the Fund and are not included in the financial statements of the Fund.

Keystone Mutual Funds Semi-Annual Report

4. CAPITAL SHARE TRANSACTIONS

The Fund’s capital share transactions were as follows:

The Keystone Large Cap Growth Fund – Class A Shares

	For the Six Months Ended December 31, 2012		For the Year Ended June 30, 2012
	Amount	Shares	Amount	Shares
Shares sold	$9,484,011	314,238	$41,680,725	1,457,364
Shares reinvested	1,004,237	36,306	6,496,042	242,119
Shares redeemed	(7,357,420)	(236,099)	(167,504,131)	(5,552,218)
Net Decrease	$3,130,828	114,445	$(119,327,364)	(3,852,735)

The Keystone Large Cap Growth Fund – Class I Shares

	For the Six Months Ended December 31, 2012		For the Year Ended June 30, 2012
	Amount	Shares	Amount	Shares
Shares sold	$45,503,093	1,498,298	$194,880,449	6,403,637
Shares reinvested	24,430,229	875,949	6,041,169	223,913
Shares redeemed	(33,505,387)	(1,096,151)	(43,910,831)	(1,505,766)
Net Increase	$36,427,935	1,278,096	$157,010,787	5,121,784

In accordance with its prospectus, the Fund may issue shares on the basis of an in-kind transfer of investment securities. There were no in-kind transfers during the years ended June 30, 2011 or the six months ended December 31, 2012.

5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments for the Fund, for the six months ended December 31, 2012, were $162,035,872 and $143,032,982, respectively. There were no purchases and sales of U.S. government securities for the Fund during this period.

6. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Keystone Mutual Funds Semi-Annual Report

7. SUBSEQUENT EVENTS

The Fund has adopted standards which establish general standards of accounting and for disclosure of events that occur after the Statement of Assets & Liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued.

A special meeting of shareholders was held on December 18, 2012. The purpose of the meeting was to approve an Agreement and Plan of Reorganization, which provided for: (a) the transfer of all the assets and liabilities of the Keystone Large Cap Growth Fund to the MainStay Cornerstone Growth Fund (the “Acquiring Fund”), a newly formed series of MainStay Funds Trust, in exchange for Class A shares and Class I shares of the Acquiring Fund; and (b) the distribution of the Class A shares and Class I shares of the Acquiring Fund pro rata by the Keystone Large Cap Growth Fund to its shareholders in complete liquidation of the Keystone Large Cap Growth Fund. 5,821,792.412 shares of the Keystone Large Cap Growth Fund (52.838% of the Fund’s outstanding shares entitled to vote at the meeting) were known to be present in person or represented by proxy at the special meeting, which constituted a quorum.

For the Keystone Large Cap Growth Fund, of the 5,821,792.412 shares present by proxy, 5,632,500.412 shares or 96.75% voted in favor (representing 51.20% of total outstanding shares), 46,970 shares or 0.81% voted against (representing 0.426% of total outstanding shares), and 142,322 shares or 2.45% abstained from voting (representing 1.29% of total outstanding shares).

The reorganization took effect on January 11, 2013.

Keystone Mutual Funds Semi-Annual Report

Additional Information (Unaudited)

1. TRUSTEE AND OFFICER COMPENSATION

The Fund does not compensate any of its trustees who are interested persons nor any of its officers. For the six months ended December 31, 2012, the aggregate compensation paid by the Fund to the independent trustees was $52,500. Of the $52,500, the Advisor reimbursed the Fund $22,500 related to Special Board meetings held to evaluate, discuss and ultimately approve an agreement and plan of reorganization. The Fund did not pay any special compensation to any of its trustees or officers. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund at (866) 596-3863.

2. PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the year ended June 30, 2012 is available to stockholders (i) without charge, upon request by calling the Fund at (866) 596-3863; and (ii) on the SEC’s Web site at www.sec.gov.

3. AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Form N-Q is available to stockholders (i) without charge, upon request by calling the Fund at (866) 596-3863; (ii) on the SEC’s Web site at www.sec.gov; and (iii) at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

4. HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-596-FUND to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Keystone Mutual Funds Semi-Annual Report

5. TAX INFORMATION

The Fund designates 78.81% of its ordinary income distribution for the year ended June 30, 2012 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended June 30, 2012, 72.60% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Keystone Mutual Funds Semi-Annual Report

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

www.keystonefunds.com

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

BOARD OF TRUSTEES

Andrew Wyatt,
Chairman of the Board
Daniel Luthringshauser
Clifford Olson
John Grunewald

INVESTMENT ADVISOR

Cornerstone Capital Management LLC
3600 Minnesota Drive, Suite 70
Edina, MN 55435

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL

Faegre Baker Daniels, LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

CUSTODIAN

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and is available without charge (i) upon request by calling (866) 596-3863; and
(ii) on the SEC’s Web site at www.sec.gov.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Keystone Mutual Funds

By (Signature and Title) /s/ Andrew S. Wyatt

Andrew S. Wyatt, President

Date March 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Andrew S. Wyatt

Andrew S. Wyatt, President

Date March 4, 2013

By (Signature and Title) /s/ Loren R. Kix

Loren R. Kix, Treasurer

Date March 4, 2013